Exhibit 24


                        RELIASTAR LIFE INSURANCE COMPANY

                                Power of Attorney

                           of Director and/or Officer

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of March, 2001.



                                       /s/ Wayne R. Huneke
                                       -----------------------------------------
                                       Wayne R. Huneke

                        RELIASTAR LIFE INSURANCE COMPANY

                                Power of Attorney

                           of Director and/or Officer

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of March, 2001.



                                       /s/ P. Randall Lowery
                                       -----------------------------------------
                                       P. Randall Lowery

                        RELIASTAR LIFE INSURANCE COMPANY

                                Power of Attorney

                           of Director and/or Officer

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of March, 2001.



                                       /s/ Thomas J. McInerney
                                       -----------------------------------------
                                       Thomas J. McInerney

                        RELIASTAR LIFE INSURANCE COMPANY

                                Power of Attorney

                           of Director and/or Officer

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of March, 2001.



                                       /s/ Robert C. Salipante
                                       -----------------------------------------
                                       Robert C. Salipante

                        RELIASTAR LIFE INSURANCE COMPANY

                                Power of Attorney

                           of Director and/or Officer

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13th day of March, 2001.



                                       /s/ Mark A. Tullis
                                       -----------------------------------------
                                       Mark A. Tullis

                        RELIASTAR LIFE INSURANCE COMPANY

                                Power of Attorney

                           of Director and/or Officer

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of March, 2001.



                                       /s/ Chris D. Schreier
                                       -----------------------------------------
                                       Chris D. Schreier

                        RELIASTAR LIFE INSURANCE COMPANY

                                Power of Attorney

                           of Director and/or Officer

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of March, 2001.



                                       /s/ John G. Turner
                                       -----------------------------------------
                                       John G. Turner

                        RELIASTAR LIFE INSURANCE COMPANY

                                Power of Attorney

                           of Director and/or Officer

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of March, 2001.



                                       /s/ Stephen M. Christopher
                                       -----------------------------------------
                                       Stephen M. Christopher

                        RELIASTAR LIFE INSURANCE COMPANY

                                Power of Attorney

                           of Director and/or Officer

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of March, 2001.



                                       /s/ Michael J. Dubes
                                       -----------------------------------------
                                       Michael J. Dubes

                        RELIASTAR LIFE INSURANCE COMPANY

                                Power of Attorney

                           of Director and/or Officer

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of March, 2001.



                                       /s/ James G. Gelder
                                       -----------------------------------------
                                       James G. Gelder

                        RELIASTAR LIFE INSURANCE COMPANY

                                Power of Attorney

                           of Director and/or Officer

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD R. CROWL, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of March, 2001.



                                       /s/ Michael S. Fischer
                                       -----------------------------------------
                                       Michael S. Fischer

                        RELIASTAR LIFE INSURANCE COMPANY

                                Power of Attorney

                           of Director and/or Officer

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the MFS/ReliaStar Variable Account, the ReliaStar Select Variable Account, the Northstar Variable Account, and of variable life insurance policies and accumulation units in the Select*Life Variable Account, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of March, 2001.



                                       /s/ Paula C. Cludray-Engelke
                                       -----------------------------------------
                                       Paula C. Cludray-Engelke

                        RELIASTAR LIFE INSURANCE COMPANY

                                Power of Attorney

                           of Director and/or Officer

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 26th day of March, 2001.



                                       /s/ Theresa A. Wurst
                                       -----------------------------------------
                                       Theresa A. Wurst

                        RELIASTAR LIFE INSURANCE COMPANY

                                Power of Attorney

                           of Director and/or Officer

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of March, 2001.



                                       /s/ Roger A. Weber
                                       -----------------------------------------
                                       Roger A. Weber

                        RELIASTAR LIFE INSURANCE COMPANY

                                Power of Attorney

                           of Director and/or Officer

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of March, 2001.



                                       /s/ Blake W. Mohr
                                       -----------------------------------------
                                       Blake W. Mohr

                        RELIASTAR LIFE INSURANCE COMPANY

                                Power of Attorney

                           of Director and/or Officer

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 28th day of March, 2001.



                                       /s/ James R. Miller
                                       -----------------------------------------
                                       James R. Miller

                        RELIASTAR LIFE INSURANCE COMPANY
                                Power of Attorney

                           of Director and/or Officer

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of March, 2001.



                                       /s/ Kenneth U. Kuk
                                       -----------------------------------------
                                       Kenneth U. Kuk

                        RELIASTAR LIFE INSURANCE COMPANY

                                Power of Attorney

                           of Director and/or Officer

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 26th day of March, 2001.



                                       /s/ Mark S. Jordahl
                                       -----------------------------------------
                                       Mark S. Jordahl

                        RELIASTAR LIFE INSURANCE COMPANY

                                Power of Attorney

                           of Director and/or Officer

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Delaware corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 22nd day of March, 2001.



                                       /s/ Paul H. Gulstrand
                                       -----------------------------------------
                                       Paul H. Gulstrand

                        RELIASTAR LIFE INSURANCE COMPANY

                                Power of Attorney

                           of Director and/or Officer

The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY, a Delaware corporation, does hereby make, constitute and appoint MICHAEL S. FISCHER, RELDA A. FLESHMAN AND ANNA M. KAUTZMAN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity and variable life contracts and accumulation units in related Separate Accounts and to file those Separate Accounts with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 19th day of March, 2001.



                                       /s/ Richard R. Crowl
                                       -----------------------------------------
                                       Richard R. Crowl